Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2014
Commitments and Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 11:-     COMMITMENTS AND CONTINGENT LIABILITIES

a.	Commitments:

1.	Royalty commitments:

Under the Company's research and development agreements with the Office of the Chief Scientist ("OCS") and pursuant to applicable laws, the Company is required to pay royalties at the rate of 3.5% of sales of products developed with funds provided by the OCS, up to an amount equal to 100% of the research and development grants (dollar-linked) received from the OCS. The obligation to pay these royalties is contingent upon actual sales of the products. Royalties payable with respect to grants received under programs approved by the OCS after January 1, 1999, are subject to interest on the U.S. dollar-linked value of the total grants received at the annual rate of LIBOR applicable to dollar deposits at the time the grants are received. No grants were received during the years 2013 and 2014.

As of December 31, 2014, the Company has an outstanding contingent obligation to pay royalties to the OCS, including interest, in the amount of approximately $ 3,700, with respect to the grants. During 2013 and 2014, the developed software for which the grant was received is no longer being sold, accordingly no royalty expenses were recorded during the respective years.

2.	The facilities of the Company are rented under operating lease agreements that expire on various dates ending in 2018. Minimum future rental payments are:

2015	134
2016	62
2017	27
2018	15
238

The Company's motor vehicles are leased under various cancelable operating lease agreements. The lease agreements for the motor vehicles expire on various dates ending in 2016.

Lease expenses for the facilities occupied by the Company and the Company's motor vehicles in 2014, 2013 and 2012 amounted to $ 354, $ 405 and $ 420, respectively.

3.	Litigation:

The Company is not a party to any legal proceedings.